UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 1, 2022
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716)
633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange
Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.  ☐
Life Storage LP  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 1, 2022, David Dodman formally succeeded Edward Killeen as Chief Operating Officer of Life Storage, Inc. (the “Company”). Mr. Killeen’s previously announced retirement with the Company became effective on December 31, 2021. Mr. Dodman, age 48, has served as Senior Vice President, Strategic Planning and Investor Relations with the Company since June 2018. Prior to joining the Company, Mr. Dodman held various corporate strategy, mergers and acquisitions, and operational roles at KeyCorp, First Niagara Financial Group, Inc. and Lockheed Martin Corporation. He also worked in the Corporate Finance/Investment Banking departments of Legg Mason, Inc. and Stifel Financial Corp. after earning an MBA from the University of Maryland and BA from Loyola University Maryland.
In connection with his appointment as Chief Operating Officer, Mr. Dodman entered into an amended and restated employment agreement with the Company. Pursuant to such employment agreement, Mr. Dodman will have an annual salary of $350,000. The employment agreement also provides for severance payments in the event Mr. Dodman is terminated without cause by the Company or for good reason by Mr. Dodman and includes other terms generally consistent with the existing employment agreements for the Company’s Chief Executive Officer and Chief Financial Officer. The employment agreement is included herein as Exhibit 10.1, which exhibit is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement by and among Life Storage, Inc., Life Storage LP and David Dodman, dated January 1, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: January 3, 2022
	By	/s/ Andrew J. Gregoire
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer

LIFE STORAGE LP

Date: January 3, 2022	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer